UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02684

T. Rowe Price Tax-Free Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: February 29, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Free Income Fund	February 29, 2020
PRTAX	Investor Class
PATAX	Advisor Class
TFILX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE TAX-FREE FUNDS

HIGHLIGHTS

■	The broad tax-exempt market generated solid gains for the 12-month period ended February 29, 2020, driven by supply and demand imbalances and accommodative monetary policy.

■	T. Rowe Price’s Tax-Free Funds delivered solid, positive absolute returns but underperformed their respective Lipper peer groups.

■

We continue to favor revenue-backed debt over general obligation (GO) bonds, which reflects our view that revenue bonds are largely shielded from the pension and other post-employment benefit (OPEB) funding challenges affecting many GO issuers.

■

While historically low yields and the uncertainty around the impact of the coronavirus could represent near-term headwinds for the tax-exempt market, we believe muni fundamentals are generally sound, and global uncertainties could continue to spur demand for the asset class.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global markets produced mixed returns for your fund’s fiscal year, the 12-month period ended February 29, 2020, as optimism over progress in trade negotiations rapidly gave way to concerns about the global economic impact of the coronavirus. The large-cap S&P 500 Index reached record highs before falling back, and bonds also recorded strong results as yields declined. However, smaller-cap stocks lost ground, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities.

While the ongoing U.S.-China trade dispute weighed periodically on sentiment, markets were supported in 2019 by accommodative central bank actions. The Federal Reserve delivered three quarter-percentage-point rate cuts and took steps to maintain liquidity in short-term lending markets. Other central banks also acted to address flagging growth, including the European Central Bank, which lowered its benchmark deposit rate deeper into negative territory and restarted its quantitative easing program.

Moreover, despite some setbacks along the way, the U.S. and China signed an initial trade deal in early 2020 that reduced some existing tariffs and canceled the imposition of new ones.

As a result of the improving trade situation and central bank stimulus, recession fears had largely dissipated by the start of the new year. Key U.S. manufacturing indicators showed signs of stabilizing, and the labor market remained strong, with solid payroll gains and an unemployment rate hovering near a 50-year low.

Corporate earnings also showed signs of improvement. According to FactSet, overall earnings for the S&P 500 increased slightly on a year-over-year basis in the fourth quarter of 2019, marking the first rise since late 2018, although results were held back by a plunge in energy sector profits. With this more encouraging economic backdrop, Fed officials seemed satisfied that monetary policy was properly positioned to support continued growth and forecast no additional rate moves in 2020.

However, market sentiment began to shift in January amid news of the coronavirus outbreak in China’s Hubei province. Although the effect was initially muted, with the S&P 500 advancing to a record high on February 19, markets became more volatile as it became clear the virus was spreading globally. South Korea, Italy, Japan, and Iran experienced significant outbreaks, and the S&P 500 quickly lost more than 10% over the final days of the period as concerns grew that the virus could weigh on growth and reduce corporate earnings.

While investors rotated out of stocks, demand for safe-haven securities sparked a rally in longer-term Treasuries. The benchmark 10-year U.S. Treasury note’s yield, which started the 12-month period at 2.73%, tumbled to a record-low 1.13%, and the yield of the 30-year Treasury long bond also reached a new nadir. Yields in many foreign markets, including Germany and Japan, dropped deeper into negative territory. (Bond prices and yields move in opposite directions.)

In the fixed income universe, Treasuries and investment-grade corporate bonds produced the strongest results, but all major bond sectors had positive returns over the past year.

Municipal bonds benefited from a favorable technical environment and produced solid gains. Federal tax reform has lifted demand for tax-exempt income, particularly in states with higher tax rates, while tax-exempt supply has been below longer-term averages as municipalities have increasingly been using the taxable market to refund debt at lower rates. With higher-quality muni yields at record lows, demand for Puerto Rico bonds and other lower-rated but higher-yielding segments of the muni market remained strong.

As we write this letter in early March, the course of the coronavirus outbreak remains highly uncertain, and markets are likely to remain volatile in response to any news about the virus.

Our global team of investment analysts, economists, and portfolio managers is carefully monitoring the situation, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Exempt Money Fund returned 1.01% for the 12-month period ended February 29, 2020, versus 1.10% for the Lipper Tax-Exempt Money Market Funds Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve (Fed) reduced its benchmark short-term interest rate by a total of 75 basis points over the annual reporting period, marking a reversal of its steady tightening policy throughout 2018. (One hundred basis points equal one percentage point.) The monetary easing provided by the central bank contributed to downward movement in short-term municipal yields. (After our reporting period ended, the Fed slashed short-term rates to near 0% in anticipation of economic weakness stemming from the global spread of the coronavirus.)

Technical imbalances in the tax-exempt market further suppressed municipal money market yields. With municipal bond portfolios receiving historically high levels of cash inflows during the period, strong demand for tax-exempt money market securities from separately managed accounts and municipal bond funds exerted pressure on supply, thereby limiting the upside potential for yields.

Yields on longer-term tax-exempt money market securities decreased meaningfully over the reporting period, in accordance with Fed policy actions. Variable rate yields also declined, averaging 1.19% over the last six months compared with 1.55% during the first half of the fund’s fiscal year.

How is the fund positioned?

Overall, we maintained an overweight exposure to the shorter end of the yield curve. We believed this positioning would provide us with greater flexibility to respond to changes in the interest rate outlook or adjustments in supply and demand dynamics, such as an uptick in new issuance or a reversal of flows.

Variable rate demand notes (VRDNs)—with maturities of one to seven days—remained the fund’s largest position in absolute terms but represented an underweight relative to peers. With VRDNs offering lower yields, we instead favored commercial paper with maturities out to 90 days, causing the fund to have a longer weighted average maturity (WAM) than that of its peer group. However, as a result of many municipalities issuing short-dated commercial paper as longer-term commercial paper securities reached maturity, the fund’s WAM decreased from 36 days to 31 days over the reporting period and moved closer to that of the peer group average.

Consistent with the fund’s objective, we continued to rely on our fundamental research strengths in the individual credit selection process. The fund maintained prominent positions in the health care sector, holding names such as Providence St. Joseph Health Obligated Group (Washington). We also added positions in New York State Power Authority. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our holdings of local GO debt decreased since the fund’s semiannual report, while our exposure to state GO issuers modestly increased. Within the GO sector, we continued to favor higher-quality issuers, such as Harris County (Texas) and Baltimore County (Maryland).

What is portfolio management’s outlook?

Amid the spread of the coronavirus and related impacts on economic activity, the Federal Reserve has reduced its benchmark short-term interest rate to a target range of 0.00% to 0.25%, as mentioned earlier, and is widely expected to hold an accommodative policy stance through at least the first half of 2020. Moreover, we anticipate that the Fed will continue its balance sheet expansion and interventions in short-term funding markets as needed to maintain adequate levels of liquidity.

However, should interest rate sentiment or supply and demand conditions in the municipal money market suddenly shift, we believe that our positioning in VRDNs and commercial paper would allow us to quickly and appropriately respond. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free Short-Intermediate Fund returned 3.80% for the 12-month period ended February 29, 2020, but underperformed the Lipper Short-Intermediate Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The tax-exempt market benefited from relatively muted supply and robust demand, as total net inflows into municipal bond funds set a calendar-year record during 2019 and continued at strong levels through late February 2020. These favorable technical conditions, combined with accommodative monetary policy from the Federal Reserve, helped to drive municipal yields to historic lows.

As yields declined over the reporting period, the fund held a modestly longer overall duration position compared with its benchmark, the Bloomberg Barclays 1–5 Year Blend (1–6 Year Maturity) Index, which contributed to relative performance. The fund’s allocations within the revenue-backed sector contributed to relative returns, mostly due to an underweight allocation to water and sewer bonds and an overweight allocation to industrial revenue bonds.

In total, credit selection supported relative returns, as our selections within revenue-backed debt—particularly the health care, water and sewer, and transportation revenue subsectors—fared well during the period. However, our selections within the GO sector detracted from performance. With market participants bidding up prices for lower-rated GO bonds amid a stretch for higher yields, the fund’s returns were hurt by our selections of higher-quality state GO issuers.

How is the fund positioned?

The fund’s largest absolute and relative overweight allocations remained in the revenue-backed health care and transportation subsectors, which typically offer higher yields and are much less impacted by the pension and OPEB funding challenges that persist in the GO sector. During the fund’s fiscal year, we added names such as Banner Health System (Arizona) and Inova Health System (Virginia). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Although our preference for revenue bonds at the expense of GO debt remained firmly intact, we believe that opportunities to uncover relative value within the short-intermediate segment of the revenue-backed sector have somewhat diminished in recent years. This was reflected in our more moderate GO underweight allocation in the Tax-Free Short-Intermediate Fund compared with T. Rowe Price’s other national tax-free funds. In this context, the fund’s GO exposure was largely concentrated in high-quality state and local issuers with comparatively well-funded pension plans, such as the State of California, the State of Florida, and the State of Wisconsin.

In terms of duration positioning, we maintained a generally neutral duration posture during the period in order to avoid large-scale interest rate bets. Within this framework, we shortened the fund’s weighted average duration—a key measure of interest rate volatility—from 2.83 years to 2.48 years by the end of February. This duration stance was modestly shorter than that of the benchmark, which was 2.73 years at the conclusion of the reporting period.

The fund’s overall credit quality was little changed since our last report. As shown in the Credit Quality Diversification pie chart, at the end of February 2020, approximately 85% of the fund’s assets were invested in bonds within the three highest investment-grade credit rating categories. We maintained overweight positions in bonds with A and BBB ratings, believing that attractive opportunities for risk-adjusted yield exist within these lower-rated investment-grade portions of the market. The fund also held a small allocation to noninvestment-grade (BB and below-rated) bonds, which increased modestly over the last 12 months.

What is portfolio management’s outlook?

The spread of the coronavirus and fears about the economic disruptions it could cause have provoked a strong reaction in global markets—stock indexes have tumbled, and longer-term Treasury and municipal yields have dropped to all-time lows. The muni market will not be immune from the headwinds created by this environment, but we believe that municipal bonds, overall, remain a high-quality market that offers good opportunities for long-term investors.

Although the coming months will likely pose challenges, the muni market could benefit as investors look for a lower-risk alternative to the turmoil in the equity market. Moreover, we expect to see continued demand for tax-free income. In our view, some issuers and sectors will hold up better than others in a volatile environment, making our disciplined, bottom-up investment approach more important than ever.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term, investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free Income Fund returned 9.73% for the 12-month period ended February 29, 2020, compared with 9.92% for the Lipper General & Insured Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The tax-exempt market benefited from relatively muted supply and robust demand, as total net inflows into municipal bond funds set a calendar-year record during 2019 and continued at strong levels through late February 2020. These favorable technical conditions, combined with accommodative monetary policy from the Federal Reserve, helped to drive municipal yields to historic lows.

Our “barbell” yield curve positioning contributed to relative performance. Specifically, our overweight to bonds with 20- and 30-year maturities benefited from long-term yields sharply decreasing over the period, as did our underweight to bonds with shorter maturities, where yields decreased to a lesser degree.

While our overweight allocation to revenue bonds supported relative results, the fund maintained a significant underweight allocation to GO bonds, specifically to lower-rated credits such as the states of Illinois and New Jersey, which hurt relative performance as these credits outperformed the market over the period. Within revenue bonds, our underweight allocation to the leasing subsector also weighed on performance as this subsector outperformed the broader municipal market.

Credit selection within revenue-backed debt provided additional support to performance, mostly due to positive contributions from our selections in the special tax and health care revenue subsectors. However, this was partially offset by detractions from our selections within the education and industrial revenue subsectors.

How is the fund positioned?

The fund’s credit quality was little changed since our last annual report. We upheld overweight positions within the lower-rated portions of the investment-grade market, namely to bonds rated A and BBB, where we believed we could apply our credit research strengths to identify fundamentally sound bonds at attractive valuations. Our out-of-benchmark exposure to noninvestment-grade debt (BB rated and below) modestly increased, providing the fund with additional credit quality diversification, and we maintained a small allocation to nonrated bonds.

Our preference for revenue bonds at the expense of state and local GO debt remained firmly intact. Despite investment gains for public pension plans over the recent decade, pension funding levels remain generally challenged on a long-term basis, and some GO issuers are already facing near-term budget constraints from rising pension and OPEB contributions. As such, we continued to overweight the health care and transportation revenue subsectors, which are typically higher yielding and are largely insulated from unfunded retirement benefit liabilities.

Within our favored subsectors, notable purchases during the period included Tarrant County Cultural Education Facilities Finance Corporation (Texas) revenue bonds issued for Cook Children’s Medical Center and Metropolitan Nashville Airport Authority (Tennessee). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Since the fund’s last annual report, we added to positions in three Puerto Rico-based issuers—COFINA, whose bonds are backed by the island’s sales tax revenues; Puerto Rico Electric Power Authority (PREPA); and Puerto Rico Aqueduct and Sewer Authority (PRASA). Investor demand for Puerto Rico debt, broadly, was strong over the period, driving notable trading value gains for bonds from the commonwealth. However, we preferred to keep our exposure to these selective revenue-backed credits at more conservative levels than most of our peers.

The fund’s overweight to longer-term maturities remained in place, as we sought a proper balance between investing in higher-yielding issues and avoiding interest rate bets. Within this framework, the fund’s weighted average duration—a key measure of interest rate sensitivity—increased over the past 12 months from 4.54 years to 4.97 years. At the end of February 2020, our duration stance was slightly longer than that of the benchmark, whose duration decreased from 4.97 years to 4.86 years over the last year.

What is portfolio management’s outlook?

The spread of the coronavirus and fears about the economic disruptions it could cause have provoked a strong reaction in global markets—stock indexes have tumbled, and longer-term Treasury and municipal yields have dropped to all-time lows. The muni market will not be immune from the headwinds created by this environment, but we believe that municipal bonds, overall, remain a high-quality market that offers good opportunities for long-term investors.

Although the coming months will likely pose challenges, the muni market could benefit as investors look for a lower-risk alternative to the turmoil in the equity market. Moreover, we expect to see continued demand for tax-free income. In our view, some issuers and sectors will hold up better than others in a volatile environment, making our disciplined, bottom-up investment approach more important than ever.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free High Yield Fund delivered a strong, positive return of 11.14% for the 12-month period ended February 29, 2020, but underperformed the Lipper High Yield Municipal Debt Funds Average, which returned 11.61%. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Strong technical tailwinds and accommodative monetary policy from the Federal Reserve drove municipal yields toward record lows over the annual period and aided the fund’s absolute performance. The positive technical factors of record-setting inflows and restrained tax-exempt issuance supported the broad municipal market, particularly benefiting high yield municipal bond funds.

In this environment, our yield curve management was the leading contributor to the fund’s relative performance. The fund’s modestly longer overall duration position compared with its benchmark, the Bloomberg Barclays 65% High-Grade/35% High-Yield Index, contributed to relative returns as yields declined. Our allocations along the yield curve also added to performance. With longer-term yields declining more meaningfully than short-term yields, our underweight exposure to five-year maturity bonds and overweight allocations in the 20- and 30-year portions of the yield curve boosted relative results.

Credit selection among revenue bonds weighed on returns, primarily due to our selections in the industrial revenue/pollution control subsector. However, this was partially offset by contributions from our selections in the power, special tax, and water and sewer subsectors.

Sector allocations within revenue-backed segments provided support to relative performance, namely due to our overweight position in the industrial revenue/pollution control subsector. Conversely, our underweight allocation to tobacco-securitized debt held back returns during the period. Strong cash flows into high yield municipals, coupled with low interest rates, allowed troubled tobacco issuers to reissue and extend their debt without impairment, and many market participants who stretched their risk tolerance in an attempt to earn additional yield were rewarded for their investments in this challenged sector.

How is the fund positioned?

Amid low interest rates and tight credit spreads, many market participants appeared to prioritize increasing their risk tolerance in search of additional yield over consideration of underlying credit fundamentals. However, the fund’s overall credit quality was little changed, as we modestly increased our allocations to nonrated securities and to those rated B and below at the expense of bonds with an A rating. We strove to remain disciplined and risk-aware, relying on our strong research team in an attempt to identify fundamentally sound bonds that we believe can add value over full market cycles.

To this end, we upheld a substantial overweight allocation to revenue-backed debt at the expense of GO bonds due to our concerns surrounding the long-term pension and OPEB liabilities facing many GO issuers. We also remained cautious on tobacco-securitized bonds, as we believed that strong demand for tobacco bonds over the past 12 months was indicative of a disconnect between fundamental and technical factors in the high yield muni market. Specifically, with the rise of electronic tobacco and other nicotine products not covered by the Master Settlement Agreement, as well as a December 2019 federal law that increased the minimum age of sale for tobacco products from 18 to 21, we believe that traditional cigarette consumption is likely to face significant headwinds going forward.

We continued to favor health care revenue bonds, both from hospitals and continuing care retirement communities. The subsector remained the fund’s largest overweight relative to its benchmark, and our preference for health care issuers has been based on their generally strong balance sheets, solid reimbursement trends, limited competition, and minimal exposure to pension and OPEB liabilities. Within the subsector, we purchased State of Ohio hospital revenue bonds issued for University Hospitals Health System, Inc. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The corporate-backed industrial revenue/pollution control subsector was the fund’s second-largest overweight relative to the benchmark. We believe this subsector serves as an added source of diversification within the tax-exempt market and provides opportunities for incremental risk-adjusted yield. During the period, we added bonds from Ohio Air Quality Development Authority issued for AMG Vanadium Project. We also continued to like the credit fundamentals in the transportation sector, favoring toll road and airport projects that benefit from limited competition, federal and state support, and solid cash flows to cover debt service. Within this space, we purchased Chesapeake Bay Bridge & Tunnel District bonds, as well as Virginia Small Business Financing Authority bonds issued for 95 Express Lanes LLC.

Since the fund’s previous annual report, we increased exposure to three Puerto Rico-based credits—COFINA, whose bonds are backed by Puerto Rico sales tax revenues; Puerto Rico Aqueduct and Sewer Authority (PRASA); and Puerto Rico Electric Power Authority (PREPA). Puerto Rico bonds, broadly, traded markedly higher during the reporting period, as investors gained confidence in the restructuring efforts of various commonwealth issuers, though we preferred to keep our exposure at conservative levels compared with most of the peer group.

What is portfolio management’s outlook?

The spread of the coronavirus and fears about the economic disruptions it could cause have provoked a strong reaction in global markets—stock indexes have tumbled, and longer-term Treasury and municipal yields have dropped to all-time lows. The muni market will not be immune from the headwinds created by this environment, but we believe that municipal bonds, overall, remain a high-quality market that offers good opportunities for long-term investors.

Although the coming months will likely pose challenges, the muni market could benefit as investors look for a lower-risk alternative to the turmoil in the equity market. Moreover, we expect to see continued demand for tax-free income. In our view, some issuers and sectors will hold up better than others in a volatile environment, making our disciplined, bottom-up investment approach more important than ever.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Intermediate Tax-Free High Yield Fund returned 7.91% for the 12-month period ended February 29, 2020, compared with 11.61% for the Lipper High Yield Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.) However, the fund’s return compared more favorably versus high yield municipal portfolios with similar maturity and duration constraints.

What factors influenced the fund’s performance?

Strong technical tailwinds and accommodative monetary policy from the Federal Reserve drove municipal yields toward record lows over the annual period and aided the fund’s absolute performance. The positive technical factors of record-setting inflows and restrained tax-exempt issuance supported the broad municipal market, particularly benefiting high yield municipal bond funds.

In this environment, our yield curve management was the main detractor from performance. As yields decreased, the fund’s shorter overall duration position compared with its benchmark, the Bloomberg Barclays 65% High-Grade/35% High Yield Intermediate Competitive (1–17 Year) Index, weighed on relative returns.

Our credit selection within revenue-backed debt added value over the annual period. Specifically, our selections in the health care, special tax, and water and sewer subsectors contributed to returns, though this was partially offset by a detraction from credit selection in the industrial revenue/pollution control subsector.

Sector allocations within revenue-backed debt also aided relative performance, namely due to our overweight allocations to the industrial revenue/pollution control and health care subsectors, as well as our underweight allocation to the transportation subsector. However, our underweight allocation to tobacco-securitized debt held back returns during the period. Strong cash flows into high yield municipals, coupled with low interest rates, allowed troubled tobacco issuers to reissue and extend their debt without impairment, and many market participants who stretched their risk tolerance in an attempt to earn additional yield were rewarded for their investments in this challenged sector.

How is the fund positioned?

Amid low interest rates and tight credit spreads, many market participants appeared to prioritize increasing their risk tolerance in search of additional yield over consideration of underlying credit fundamentals. However, the fund’s overall credit quality was little changed as we modestly increased our allocation to bonds with BB ratings at the expense of those with A ratings. We strove to remain disciplined and risk-aware, relying on our strong research team in an attempt to identify fundamentally sound bonds that we believe can add value over full market cycles.

To this end, we upheld a substantial overweight allocation to revenue-backed debt at the expense of GO bonds due to our concerns surrounding the long-term pension and OPEB liabilities facing many GO issuers. We also remained cautious on tobacco-securitized bonds, as we believed that strong demand for tobacco bonds over the past 12 months was indicative of a disconnect between fundamental and technical factors in the high yield muni market. Specifically, with the rise of electronic tobacco and other nicotine products not covered by the Master Settlement Agreement, as well as a December 2019 federal law that increased the minimum age of sale for tobacco products from 18 to 21, we believe that traditional cigarette consumption is likely to face significant headwinds going forward.

We continued to favor health care revenue bonds, both from hospitals and continuing care retirement communities. The subsector remained the fund’s largest overweight relative to its benchmark, and our preference for health care issuers has been based on their generally strong balance sheets, solid reimbursement trends, limited competition, and minimal exposure to pension and OPEB liabilities. Within the subsector, we bought Dormitory Authority of the State of New York revenue bonds issued for the Montefiore Obligated Group. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The corporate-backed industrial revenue/pollution control subsector was the fund’s second-largest overweight relative to the benchmark. We believe this subsector serves as an added source of diversification within the tax-exempt market and provides opportunities for incremental risk-adjusted yield. Notable purchases from this area of the market included Ohio Air Quality Development Authority bonds issued for Ohio Valley Electric Corporation.

Since the fund’s previous annual report, we increased exposure to three Puerto Rico-based credits—Puerto Rico Aqueduct and Sewer Authority (PRASA); COFINA, whose bonds are backed by Puerto Rico sales tax revenues; and Puerto Rico Electric Power Authority (PREPA). Puerto Rico bonds, broadly, traded markedly higher during the reporting period, as investors gained confidence in the restructuring efforts of various commonwealth issuers, though we preferred to keep our exposure at conservative levels compared with most of the peer group.

What is portfolio management’s outlook?

The spread of the coronavirus and fears about the economic disruptions it could cause have provoked a strong reaction in global markets—stock indexes have tumbled, and longer-term Treasury and municipal yields have dropped to all-time lows. The muni market will not be immune from the headwinds created by this environment, but we believe that municipal bonds, overall, remain a high-quality market that offers good opportunities for long-term investors.

Although the coming months will likely pose challenges, the muni market could benefit as investors look for a lower-risk alternative to the turmoil in the equity market. Moreover, we expect to see continued demand for tax-free income. In our view, some issuers and sectors will hold up better than others in a volatile environment, making our disciplined, bottom-up investment approach more important than ever.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Investments in high yield bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal bond funds may be highly impacted by events tied to the overall municipal securities markets, including unfavorable legislative or political developments and adverse changes in the financial conditions of municipal bond issuers and the economy. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

EXPENSE RATIOS

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

February 29, 2020

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

MUNICIPAL SECURITIES 99.3%

	Par	$ Value
Alabama 0.8%		
Southeast Alabama Gas Supply Dist., Series A, VRDN, 4.00%, 6/1/49 (Tender 6/1/24)	16,700	18,609
Tuscaloosa County IDA, Hunt Refining Project, Series A, IDRB, 5.25%, 5/1/44 (1)	2,120	2,529
		21,138
Alaska 0.2%		
Alaska Int'l. Airport, Series B, 5.00%, 10/1/35	3,945	4,721
		4,721
Arizona 0.3%		
Arizona HFA, Banner Health, Series B, FRN, 67% of 3M USD LIBOR + 0.81%, 2.089%, 1/1/37	1,500	1,486
Arizona HFA, Banner Health, Series C, VRDN, 1.22%, 1/1/46	3,100	3,100
Arizona HFA, Phoenix Childrens Hosp., Series A, 5.00%, 2/1/34	3,000	3,212
Phoenix IDA, Phoenix Student Housing, IDRB, 5.00%, 7/1/59	1,070	1,272
		9,070
California 11.5%		
Alameda Corridor Transportation Auth., Series B, 5.00%, 10/1/35 (2)	5,750	7,082
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge, Series F-1, 5.00%, 4/1/54 (Prerefunded 4/1/24) (3)	6,500	7,650
California, GO, 5.00%, 8/1/32	15,000	17,631
California, GO, 5.25%, 9/1/25	10,000	10,664
California, Various Purpose, GO, 5.00%, 9/1/31	7,000	7,432
California, Various Purpose, GO, 5.00%, 9/1/32	12,400	13,163
California, Various Purpose, GO, 5.00%, 10/1/39	5,900	6,921
California, Various Purpose, GO, 5.00%, 11/1/43	4,700	5,348
California, Various Purpose, GO, 5.25%, 3/1/30	2,300	2,308

California, Various Purpose, GO, 5.50%, 3/1/40	10,000	10,035
California Dept. of Water Resources, Power Supply, Series L, 5.00%, 5/1/21 (Prerefunded 5/1/20) (3)	6,200	6,244
California Dept. of Water Resources, Unrefunded Balance, Power Supply, Series L, 5.00%, 5/1/22	1,900	1,913
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/30	1,750	2,165
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/31	1,335	1,648
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/32	1,065	1,312
California HFFA, Kaiser Permanente, Series A-2, 5.00%, 11/1/47	4,750	7,824
California HFFA, Lucile Packard Stanford Hosp., Series B, 5.00%, 8/15/55	4,550	5,438
California HFFA, Lucile Salter Packard Childern's Hosp. at Stanford, Series A, 5.00%, 11/15/56	3,925	4,810
California HFFA, Stanford Hosp. & Clinics, Series A, 5.00%, 8/15/42	7,000	7,665
California HFFA, Sutter Health, Series A, 5.00%, 11/15/38	2,250	2,844
California HFFA, Sutter Health, Series A, 5.00%, 8/15/52	6,100	6,850
California HFFA, Sutter Health, Series D, 5.25%, 8/15/31	7,325	7,805
California Housing Fin., Series A, 4.25%, 1/15/35	924	1,157
California Municipal Fin. Auth., Retirement Housing Foundation, Series A, 5.00%, 11/15/32	1,425	1,963
California Municipal Fin. Auth., West Village, 5.00%, 5/15/48	5,500	6,725
California Public Works Board, Series B, 5.00%, 10/1/34	1,090	1,291
California Public Works Board, Series B, 5.00%, 10/1/39	10,000	11,731
California Public Works Board, Coalinga State Hosp., Series E, 5.00%, 6/1/26	5,000	5,664
California Public Works Board, Judicial Council, Series A, 5.00%, 3/1/38	5,000	5,602
California School Fin. Auth., New Designs Charter School, 5.00%, 6/1/30 (1)	1,380	1,646
California Statewide CDA, Cottage Health Oblig. Group, 5.00%, 11/1/40 (Prerefunded 11/1/20) (3)	8,650	8,898
California Statewide CDA, Cottage Health Oblig. Group, 5.25%, 11/1/30 (Prerefunded 11/1/20) (3)	7,025	7,238
California Statewide CDA, Kaiser Permanente, Series A, 5.00%, 4/1/42	8,365	9,062

California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/48 (1)	1,300	1,558
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/56 (1)	2,275	2,627
California Tobacco Securitization Agency, 5.25%, 6/1/21	2,015	2,044
Chula Vista Ind. Dev., San Diego Gas, Series C, 5.875%, 2/15/34	2,000	2,008
Golden State Tobacco Securitization, Series A, 5.00%, 6/1/40	7,000	8,340
Golden State Tobacco Securitization, Series A-1, 5.00%, 6/1/47	1,000	1,061
Golden State Tobacco Securitization, Series A-2, 5.30%, 6/1/37	2,000	2,138
Inland Valley Dev. Agency, Tax Allocation, Series A, 5.25%, 9/1/37	4,600	5,330
Irvine Unified School Dist., Community Fac. Dist., Special Tax, Series D, 5.00%, 3/1/57	3,230	3,838
Long Beach, 5.00%, 5/15/35	1,000	1,160
Long Beach, 5.00%, 5/15/40	2,500	2,891
Los Angeles Airport, Series D, 5.25%, 5/15/27	5,000	5,047
Riverside County Redev. Agency, Desert Community, Series D, 6.00%, 10/1/37 (Prerefunded 10/1/20) (3)	3,550	3,659
Sacramento County Airport, Series B, 5.00%, 7/1/41	3,325	4,077
Sacramento County Airport, Senior, Series A, 5.00%, 7/1/41	2,925	3,597
Sacramento County Sanitation Dist. Fin. Auth., Series B, FRN, 67% of 3M USD LIBOR + 0.53%, 1.808%, 12/1/35 (4)	2,800	2,739
San Diego County Regional Airport Auth., Series A, 4.00%, 7/1/38	1,020	1,248
San Diego County Regional Airport Auth., Series A, 5.00%, 7/1/40	10,900	11,057
San Francisco City & County Int'l. Airports, Series F, 5.00%, 5/1/50	5,000	6,430
San Francisco City & County Int'l. Airports, Series B, 5.00%, 5/1/49	10,600	13,656
San Jose, Series B, 5.00%, 3/1/42	2,000	2,492
San Jose, Series B, 5.00%, 3/1/47	3,550	4,393
San Mateo, Bay Meadows Community Fac., Dist. 2008-1, 5.50%, 9/1/44	3,000	3,254

Southern California Public Power Auth., Windy Flats Project-1, 5.00%, 7/1/29	14,250	14,451
Torrance, Memorial Medical Center, Series A, 5.00%, 9/1/40	5,070	5,169
Univ. of California Regents, Series I, 5.00%, 5/15/28	3,500	4,260
		324,253
Colorado 3.3%		
Broadway Station Metropolitan Dist. No. 2, Series A, GO, 5.125%, 12/1/48	2,300	2,511
Colorado HFA, Common Spirit Health, Series A, 5.00%, 8/1/44	7,900	9,828
Colorado HFA, Catholic Health Initiatives, Series A, 5.25%, 1/1/45 (Prerefunded 1/1/23) (3)	22,070	24,751
Colorado HFA, SCL Health Sys., Series B, 4.00%, 1/1/40	5,000	5,953
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/47	440	492
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/51	1,870	2,085
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/56	4,245	4,722
Denver City & County Airports, Series B, 5.00%, 12/1/48	10,500	13,290
Denver Convention Center Hotel Auth., 5.00%, 12/1/34	2,500	2,992
Denver Convention Center Hotel Auth., 5.00%, 12/1/35	2,500	2,985
Denver Convention Center Hotel Auth., 5.00%, 12/1/36	2,000	2,382
Denver Convention Center Hotel Auth., 5.00%, 12/1/40	12,990	15,340
Regional Transportation Dist., Fastracks Project, Series A, 5.00%, 11/1/46	5,000	6,164
		93,495
Connecticut 1.0%		
Connecticut, Series E, GO, 5.00%, 9/15/34	3,250	4,148
Connecticut HEFA, Stamford Hosp., Series J, 5.00%, 7/1/42	15,865	17,033
Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 1/1/33	6,535	8,186
Mashantucket Western Pequot Tribe, 6.05%, (PIK), 7/1/31 (5)(6)	2,835	106
		29,473

Delaware 1.3%

Delaware Economic Dev. Auth., Acts Retirement Communities, Series B, 5.00%, 11/15/48	6,185	7,278
Delaware Economic Dev. Auth., Delmarva Power, 5.40%, 2/1/31	5,680	5,783
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/50	2,350	2,832
Delaware HFA, Christiana Health Care System, 4.00%, 10/1/49	8,470	9,993
Delaware HFA, Christiana Health Care System, 5.00%, 10/1/45	7,250	9,299
Univ. of Delaware, Series A, 5.00%, 11/1/43	895	1,416
Univ. of Delaware, Series A, 5.00%, 11/1/45	500	804
		37,405

District of Columbia 2.6%

District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/37	515	564
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/42	500	544
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/52	2,945	3,191
District of Columbia Water & Sewer Auth., Series A, 5.00%, 10/1/48 (Prerefunded 10/1/23) (3)	5,000	5,749
Metropolitan Washington Airports Auth., Dulles Toll Road, Series A, 5.00%, 10/1/44	5,000	6,271
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 4.00%, 10/1/53 (2)	2,650	3,065
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 5.00%, 10/1/34	550	720
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 5.00%, 10/1/47	1,000	1,271
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 6.50%, 10/1/44	9,350	12,811
Washington Convention & Sports Auth., Convention Center Hotel, Series A, 5.00%, 10/1/40	11,175	11,428
Washington Convention & Sports Auth., Hotel Tax, Series A, 5.00%, 10/1/30	3,200	4,080

Washington Metropolitan Area Transit Auth., Series B, 5.00%, 7/1/37	5,000	6,312
Washington Metropolitan Area Transit Auth., Series B, 5.00%, 7/1/42	12,500	15,615
		71,621

Florida 9.7%

Alachua County HFA, E Ridge Retirement Village, 6.25%, 11/15/44	4,500	4,367
Alachua County HFA, Shands Teaching Hosp. & Clinics, 4.00%, 12/1/49	12,000	13,887
Alachua County HFA, Shands Teaching Hosp. & Clinics, Series A, 5.00%, 12/1/44	15,820	18,518
Broward County Half-Cent Sales Tax, Main Courthouse, Series A, 5.25%, 10/1/36 (Prerefunded 10/1/20) (3)	8,110	8,321
Central Florida Expressway Auth., 5.00%, 7/1/39	7,475	9,294
Central Florida Expressway Auth., 5.00%, 7/1/42	4,670	5,768
Central Florida Expressway Auth., Series B, 5.00%, 7/1/34	3,700	4,537
Davie Ed. Fac., Nova Southeastern Univ., Series A, 6.00%, 4/1/42	6,560	7,373
Florida Higher Ed. Fac. Fin. Auth., Jacksonville Univ., Series A-1, 5.00%, 6/1/48 (1)	4,075	4,682
Jacksonville, Better Jacksonville Sales Tax, Series A, 5.00%, 10/1/30	2,880	3,177
Jacksonville, Ed. Fac., Jacksonville Univ., Series B, 5.00%, 6/1/53 (1)	2,595	2,961
Jacksonville, Transportation, Series A, 5.00%, 10/1/29	3,500	3,849
Jacksonville, Transportation, Series A, 5.00%, 10/1/30	11,555	12,707
Jacksonville, Transportation, Series A, 5.00%, 10/1/31	4,450	4,890
Lee Memorial Health Sys., Series A-1, 5.00%, 4/1/44	3,350	4,184
Martin County HFA, Martin Memorial Medical Center, 5.00%, 11/15/45 (Prerefunded 11/15/24) (3)	3,750	4,456
Miami-Dade County, Transit Sys., 5.00%, 7/1/37	16,425	17,948
Miami-Dade County Aviation, Aviation Revenue, 5.00%, 10/1/41	5,300	6,482
Miami-Dade County EFA, Series A, 5.00%, 4/1/53	5,000	6,082

Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/40	18,700	21,795
Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/45	12,360	14,314
Palm Beach County HFA, Acts Retirement-Life Community, 5.00%, 11/15/45	4,175	4,921
Palm Beach County HFA, Baptist Health, 4.00%, 8/15/49	11,000	12,731
Pinellas County HFA, BayCare Health, Series A-1, VRDN, 1.22%, 11/1/38	8,485	8,485
Sarasota County Public Hosp. Dist., Sarasota Memorial Hosp., 5.00%, 7/1/41	10,000	12,458
South Miami HFA, Baptist Health, 5.00%, 8/15/37	11,000	13,680
South Miami HFA, Baptist Health, 5.00%, 8/15/42	6,000	7,379
Sumter County IDA, Central Florida Health Alliance, Series A, IDRB, 5.25%, 7/1/44	1,690	1,902
Tampa, Baycare Health, Series A, 5.00%, 11/15/46	12,135	14,605
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax Allocation, Series A, 5.00%, 9/1/29	1,880	2,053
Tampa Hillsborough County Expressway Auth., 5.00%, 7/1/47	12,000	14,631
		272,437

Georgia 4.5%

Atlanta Airport, Passenger Fac. Charge, Series A, 5.00%, 1/1/32	2,500	2,859
Atlanta Airport, Passenger Fac. Charge, Series A, 5.00%, 1/1/33	1,600	1,827
Atlanta Airport, Passenger Fac. Charge, Series A, 5.00%, 1/1/34	3,000	3,425
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 6.75%, 1/1/35	800	880
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 7.00%, 1/1/40	4,895	5,413
Brookhaven Dev. Auth., Children's Healthcare of Atlanta, Series A, 4.00%, 7/1/44	18,130	21,381
Cobb County Kennestone Hosp. Auth., WellStar Health, RAC, 5.25%, 4/1/41	3,000	3,114
Cobb County Kennestone Hosp. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/42	1,000	1,204
Fulton County, Water & Sewer, 5.00%, 1/1/27	7,000	7,240

Fulton County Dev. Auth., Childrens Healthcare, Series C, 5.00%, 7/1/38	1,250	1,621
Fulton County Dev. Auth., Childrens Healthcare, Series C, 5.00%, 7/1/39	1,165	1,508
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/37	1,975	2,412
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/42	3,895	4,688
Fulton County Dev. Auth., Woodruff Arts Center, 5.00%, 3/15/36	5,250	6,297
Fulton County Dev. Auth., Woodruff Arts Center, 5.00%, 3/15/44	5,150	6,476
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series A, 5.00%, 2/15/35	2,310	2,805
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series A, 5.00%, 2/15/45	3,965	4,720
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series A, 5.50%, 8/15/54	6,600	7,897
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series B, 5.50%, 2/15/42	3,245	4,106
Gainesville & Hall County Hosp. Auth., Unrefunded Balance, Northeast Georgia Health, Series A, 5.375%, 2/15/40	3,745	3,757
Georgia Municipal Electric Auth., Series EE, 7.25%, 1/1/24 (7)	6,500	7,912
Georgia Municipal Electric Auth., Power Revenue, Series HH, 5.00%, 1/1/44	4,485	5,462
Main Street Natural Gas, Series A, 5.00%, 5/15/31	4,000	5,127
Main Street Natural Gas, Series A, 5.00%, 5/15/32	2,500	3,195
Main Street Natural Gas, Georgia Municipal Gas Auth., Series A, 5.50%, 9/15/25	6,000	7,324
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B, 5.00%, 3/15/20	1,900	1,902
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C, VRDN, 4.00%, 8/1/48 (Tender 12/1/23)	2,650	2,934
		127,486

Idaho 0.9%

Idaho HFA, St. Lukes Health Sys., Series A, 5.00%, 3/1/34	2,100	2,369
Idaho HFA, St. Lukes Health Sys., Series A, 5.00%, 3/1/44	19,285	21,507
Idaho HFA, St. Lukes Health Sys., Series C, VRDN, 1.16%, 3/1/48	1,650	1,650
		25,526

Illinois 6.4%

Chicago, Series A, GO, 5.50%, 1/1/49	1,850	2,305
Chicago, Wastewater, Series C, 5.00%, 1/1/31	1,100	1,278
Chicago, Wastewater, Series C, 5.00%, 1/1/32	2,500	2,899
Chicago Board of Ed., Series A, GO, 5.00%, 12/1/23 (2)	2,000	2,248
Chicago Midway Airport, Series B, 5.00%, 1/1/35	7,960	9,068
Chicago Midway Airport, Series B, 5.00%, 1/1/36	3,070	3,492
Chicago O'hare Int'l. Airport, Series B, 5.00%, 1/1/48	4,000	5,007
Chicago O'Hare Int'l. Airport, Series C, 5.25%, 1/1/29	11,735	11,773
Chicago O'Hare Int'l. Airport, Series C, 6.50%, 1/1/41 (Prerefunded 1/1/21) (3)	7,250	7,590
Chicago O'Hare Int'l. Airport, Series D, 5.00%, 1/1/47	10,775	13,029
Chicago Water, Series A-1, 5.00%, 11/1/28	1,225	1,505
Cook County, Series C, GO, 5.00%, 11/15/25	9,485	10,391
Cook County, Series C, GO, 5.00%, 11/15/26	4,935	5,404
Cook County, Series C, GO, 5.00%, 11/15/29	1,065	1,166
Illinois, GO, 5.50%, 7/1/38	11,000	12,345
Illinois, Series A, GO, 5.00%, 10/1/31	1,500	1,885
Illinois, Series B, GO, 5.00%, 10/1/31	2,000	2,514
Illinois, Series B, GO, 5.00%, 10/1/32	1,750	2,195
Illinois Fin. Auth., Franciscan Communities, Series A, 5.125%, 5/15/43	6,065	6,463
Illinois Fin. Auth., Franciscan Communities, Series A, 5.125%, 5/15/43 (Prerefunded 5/15/23) (3)	870	986
Illinois Fin. Auth., Northwestern Memorial Hosp., Series A-2, VRDN, 1.16%, 8/15/42	805	805

Illinois Fin. Auth., OSF Healthcare Sys., Series B, VRDN, 1.22%, 11/15/37	5,445	5,445
Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/34	515	638
Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/36	750	927
Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/41	3,040	3,723
Metropolitan Pier & Exposition Auth., McCormick Place, 5.00%, 6/15/50 (8)	2,400	2,941
Metropolitan Pier & Exposition Auth., McCormick Place, Series A, 5.00%, 6/15/57	1,100	1,296
Metropolitan Pier & Exposition Auth., McCormick Place, Series A, Zero Coupon, 6/15/37 (4)	11,870	7,900
Metropolitan Pier & Exposition Auth., McCormick Place, Series B, Zero Coupon, 12/15/41	10,000	5,501
Metropolitan Pier & Exposition Auth., Unrefunded Balance, McCormick Place, Series A, 5.50%, 6/15/50	15,135	15,334
Railsplitter Tobacco Settlement Auth., 5.00%, 6/1/28	1,310	1,606
Regional Transportation Auth., Series A, 5.75%, 6/1/34 (2)	5,250	7,648
Regional Transportation Auth., Series A, 6.00%, 7/1/33 (4)	15,000	21,852
Regional Transportation Auth., Series A, 6.70%, 11/1/21 (4)	1,275	1,358
		180,517
Indiana 0.4%		
Indiana Fin. Auth., Ohio Valley Electric, Series A, 5.00%, 6/1/39	5,885	6,193
Vigo County Hosp. Auth., Union Hosp., 7.75%, 9/1/31 (Prerefunded 9/1/21) (3)	5,000	5,508
		11,701
Iowa 0.1%		
Iowa Fin. Auth., Iowa Fertilizer, Series B, VRDN, 5.25%, 12/1/50 (Tender 12/1/37)	1,395	1,571
		1,571
Kansas 0.3%		
Univ. of Kansas Hosp. Auth., Series A, 5.00%, 9/1/48	6,090	7,621
		7,621

Kentucky 1.8%

Kentucky Economic DFA, Louisville Arena Auth., Series A, 5.00%, 12/1/45 (2)	1,000	1,205
Kentucky Economic DFA, Louisville Arena Auth., Series A, 5.00%, 12/1/47 (2)	1,000	1,097
Kentucky Economic DFA, Masonic Home Independent Living, Series A, 5.00%, 5/15/36	1,750	1,882
Kentucky Economic DFA, Masonic Home Independent Living, Series A, 5.00%, 5/15/46	1,900	2,016
Kentucky Economic DFA, Masonic Homes of Kentucky, 5.375%, 11/15/32	2,000	2,117
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/37	1,100	1,312
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/41	850	1,006
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/45	3,525	4,133
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.25%, 6/1/50	6,780	7,807
Kentucky Economic DFA, Owensboro Medical Health, Series A, 6.375%, 6/1/40 (Prerefunded 6/1/20) (3)	10,520	10,660
Kentucky Economic DFA, Owensboro Medical Health, Series A, 6.50%, 3/1/45 (Prerefunded 6/1/20) (3)	2,520	2,554
Kentucky Economic DFA, Owensboro Medical Health, Series B, 5.00%, 6/1/40	2,200	2,609
Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, Series A, 5.75%, 7/1/49	2,100	2,387
Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, Series A, 6.00%, 7/1/53	8,300	9,522
		50,307

Louisiana 1.3%

Jefferson Sales Tax Dist., Series B, 5.00%, 12/1/42 (2)	7,500	9,301
Louisiana Offshore Terminal Auth., Loop LCC Project, Series A, VRDN, 1.65%, 9/1/27 (Tender 12/1/23)	1,175	1,197

New Orleans Aviation Board, General Airport North Terminal Project, Series A, 5.00%, 1/1/38	750	914
New Orleans Aviation Board, General Airport North Terminal Project, Series A, 5.00%, 1/1/43	2,775	3,353
New Orleans Aviation Board, General Airport North Terminal Project, Series A, 5.00%, 1/1/48	9,210	11,062
New Orleans Sewerage Service, 5.00%, 6/1/35	900	1,063
New Orleans Sewerage Service, 5.00%, 6/1/45	4,835	5,621
Saint Charles Parish, Valero Energy, VRDN, 4.00%, 12/1/40 (Tender 6/1/22)	1,500	1,585
Saint John the Baptist Parish, Marathon Oil, VRDN, 2.10%, 6/1/37 (Tender 7/1/24)	875	906
Saint John the Baptist Parish, Marathon Oil, VRDN, 2.20%, 6/1/37 (Tender 7/1/26)	1,500	1,576
		36,578

Maryland 6.1%

Baltimore City, Convention Center Hotel, 5.00%, 9/1/42	7,000	8,362
Baltimore City, Convention Center Hotel, 5.00%, 9/1/46	1,000	1,186
Baltimore City, Wastewater, Series C, 5.00%, 7/1/39	3,030	3,570
Baltimore City, Wastewater, Series C, 5.00%, 7/1/44	4,810	5,629
Baltimore City, Water, Series A, 5.00%, 7/1/31	4,515	5,191
Baltimore City, Water, Series A, 5.00%, 7/1/34	3,635	4,285
Baltimore City, Water, Series B, 5.00%, 7/1/28	1,000	1,152
Baltimore City, Water, Series B, 5.00%, 7/1/29	3,035	3,496
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/33	590	683
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/36	395	455
Maryland CDA, Series A, 4.10%, 9/1/38	3,830	4,348
Maryland Economic Dev., Port America Chesapeake Transportation, Series A, 5.00%, 6/1/29	1,500	1,907
Maryland Economic Dev., Transportation Fac., Series A, 5.75%, 6/1/35 (Prerefunded 6/1/20) (3)	3,000	3,036
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/36	2,655	3,279

Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/46	11,135	13,562
Maryland HHEFA, Adventist Healthcare, Series A, 6.25%, 1/1/31	2,500	2,731
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/39	7,500	8,632
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41 (Prerefunded 1/1/21) (3)	3,000	3,132
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45 (Prerefunded 1/1/21) (3)	2,000	2,088
Maryland HHEFA, Medstar Health, 5.00%, 8/15/32	6,880	8,065
Maryland HHEFA, Medstar Health, Series A, 4.00%, 5/15/47	6,810	7,631
Maryland HHEFA, Medstar Health, Series A, 5.00%, 5/15/45	18,175	21,975
Maryland HHEFA, Medstar Health, Series B, 5.00%, 8/15/38	1,255	1,416
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/28	2,010	2,394
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/45	3,375	3,911
Maryland HHEFA, Univ. of Maryland Medical, Series A, 5.00%, 7/1/43	8,065	8,668
Maryland HHEFA, Univ. of Maryland Medical, Series B, 7.00%, 7/1/22 (4)(9)	805	892
Maryland HHEFA, Western Maryland Medical, 5.25%, 7/1/34 (Prerefunded 7/1/24) (3)	10,335	12,191
Maryland Stadium Auth., Baltimore City Public Schools, 5.00%, 5/1/46	5,000	6,050
Maryland Stadium Auth., Construction & Revitalization, Series A, 5.00%, 5/1/47	5,000	6,213
Rockville, Ingleside at King Farm, Series A-2, 5.00%, 11/1/31	500	570
Rockville, Ingleside at King Farm, Series B, 5.00%, 11/1/42	3,100	3,453
Washington Suburban Sanitation Dist., Consolidated Public Improvement, 4.00%, 6/1/38	4,910	5,505
Westminster, Carroll Lutheran Village, 5.125%, 7/1/34	3,000	3,287
Westminster, Carroll Lutheran Village, 5.50%, 7/1/44	3,000	3,310
		172,255

Massachusetts 1.0%

Massachusetts Bay Transportation Auth., Unrefunded Balance, Series A, 7.00%, 3/1/21	830	856

Massachusetts Dev. Fin. Agency, Beth Israel Lahey Health, 5.00%, 7/1/36	1,000	1,288
Massachusetts Dev. Fin. Agency, Beth Israel Lahey Health, 5.00%, 7/1/37	840	1,079
Massachusetts Dev. Fin. Agency, Beth Israel Lahey Health, 5.00%, 7/1/38	500	640
Massachusetts Dev. Fin. Agency, Linden Ponds Inc. Fac., 5.00%, 11/15/28 (1)	1,500	1,797
Massachusetts Dev. Fin. Agency, Newbridge Charles, 5.00%, 10/1/57 (1)	1,400	1,548
Massachusetts EFA, Series I, 6.00%, 1/1/28	230	230
Massachusetts HEFA, Harvard Univ., Series N, 6.25%, 4/1/20	5,000	5,021
Massachusetts HEFA, Mass Institute Technology, Series K, 5.50%, 7/1/32	10,000	14,940
		27,399

Michigan 2.4%

Detroit, GO, 5.00%, 4/1/28	850	1,010
Detroit, GO, 5.00%, 4/1/29	150	178
Detroit Downtown Dev. Auth., Catalyst Dev. Project, Series A, 5.00%, 7/1/43 (2)	1,800	2,032
Detroit Downtown Dev. Auth., Catalyst Dev. Project, Series A, 5.00%, 7/1/48 (2)	1,500	1,690
Great Lakes Water Auth., Water Supply, Series B, 5.00%, 7/1/46	12,625	15,174
Michigan Fin. Auth., Great Lakes Water Auth., Series C, 5.00%, 7/1/33	1,650	1,951
Michigan Fin. Auth., Great Lakes Water Auth., Series C, 5.00%, 7/1/34	2,860	3,377
Michigan Fin. Auth., Great Lakes Water Auth., Series C-6, 5.00%, 7/1/33	2,000	2,315
Michigan Fin. Auth., Henry Ford Health Sys., Series A, 5.00%, 11/15/48	5,150	6,499
Michigan Fin. Auth., Trinity Health, 4.00%, 12/1/40	7,000	8,345
Michigan Fin. Auth., Trinity Health, Series A, 5.00%, 12/1/37	6,000	7,574
Michigan State Building Auth., Prog State Fac., 5.00%, 4/15/36	3,000	3,956

Wayne County Airport Auth., Series A, 5.00%, 12/1/36	550	693
Wayne County Airport Auth., Series A, 5.00%, 12/1/37	500	628
Wayne County Airport Auth., Series A, 5.00%, 12/1/42	1,300	1,616
Wayne County Airport Auth., Series A, 5.00%, 12/1/47	2,580	3,187
Wayne County Airport Auth., Series G, 5.00%, 12/1/25	1,070	1,313
Wayne County Airport Auth., Series G, 5.00%, 12/1/28	3,795	4,624
		66,162
Mississippi 0.3%		
Jackson County PCR, Chevron USA, VRDN, 1.20%, 6/1/23	4,260	4,260
Mississippi Business Fin., Chevron USA, Series C, VRDN, 1.20%, 11/1/35	4,435	4,435
		8,695
Missouri 2.6%		
Kansas City IDA, Downtown Redev., Series A, IDRB, 5.00%, 9/1/31	4,480	4,747
Kansas City IDA, Downtown Redev., Series A, IDRB, 5.50%, 9/1/25	5,000	5,335
Kansas City IDA, Downtown Redev., Series A, IDRB, 5.50%, 9/1/26	7,000	7,469
Missouri HEFA, Lutheran Senior Services, 5.00%, 2/1/48	3,000	3,695
Missouri HEFA, Mercy Health, Series C, 5.00%, 11/15/47	10,000	12,373
Missouri HEFA, St. Lukes Health Sys., 5.00%, 11/15/34	4,900	5,948
Missouri HEFA, St. Lukes Health Sys., 5.00%, 11/15/35	7,595	9,205
Missouri Municipal Electric Utility Commission, Plum Point Project, Series A, 5.00%, 1/1/34	10,985	12,900
Saint Louis County IDA, Friendship Village, IDRB, 5.00%, 9/1/48	1,545	1,775
Saint Louis County IDA, Friendship Village, Series A, IDRB, 5.00%, 9/1/38	1,000	1,147
Saint Louis County IDA, Friendship Village, Series A, IDRB, 5.125%, 9/1/48	3,850	4,417
Saint Louis County IDA, St. Andrews Resources for Seniors, Series A, IDRB, 5.125%, 12/1/45	1,050	1,164

Saint Louis IDA, Ballpark Village, Series A, IDRB, 3.875%, 11/15/29	130	144
Saint Louis IDA, Ballpark Village, Series A, IDRB, 4.375%, 11/15/35	895	997
Saint Louis IDA, Ballpark Village, Series A, IDRB, 4.75%, 11/15/47	800	894
		72,210

Montana 0.2%

Montana Fac. Fin. Auth., SCL Health Sys., Series A, 4.00%, 1/1/38	4,350	5,228
		5,228

Nevada 0.8%

Las Vegas Convention & Visitors Auth., Series B, 5.00%, 7/1/43	11,000	13,647
Reno, Sales Tax, Series A, 5.00%, 6/1/38	140	177
Reno, Sales Tax, Series A, 5.00%, 6/1/48	6,750	8,338
Reno, Sales Tax, Series C, Zero Coupon, 7/1/58 (1)	3,000	502
		22,664

New Hampshire 0.2%

New Hampshire HEFA, Hillside Village, Series A, 6.125%, 7/1/52 (1)	1,445	1,613
New Hampshire National Business Fin. Auth., Series 2020-1, Class A, 4.125%, 1/20/34	2,322	2,861
		4,474

New Jersey 2.9%

Garden State Preservation Trust, Farmland, Series A, 5.75%, 11/1/28 (2)	13,900	17,794
New Jersey Economic Dev. Auth., Beloved Common Charter School, 4.00%, 6/15/29 (1)	665	720
New Jersey Economic Dev. Auth., Beloved Common Charter School, 5.00%, 6/15/39 (1)	500	553

New Jersey Economic Dev. Auth., Beloved Common Charter School, 5.00%, 6/15/49 (1)	2,210	2,428
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/21	1,000	1,047
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/23	2,000	2,159
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	1,000	1,072
New Jersey Economic Dev. Auth., Provident Group-Rowan Univ. Student Housing, Series A, 5.00%, 1/1/48	2,840	3,109
New Jersey Economic Dev. Auth., NJ Transit Transportation Project, 4.00%, 11/1/39	1,325	1,532
New Jersey Economic Dev. Auth., NJ Transit Transportation Project, 4.00%, 11/1/44	1,250	1,428
New Jersey HCFFA, Hackensack Meridian Health, Series A, 5.25%, 7/1/57	5,500	6,740
New Jersey Transportation Trust Fund Auth., Series BB, 5.00%, 6/15/44	6,000	7,334
New Jersey Transportation Trust Fund Auth., Transportation Program Bond, 5.25%, 6/15/43	13,575	16,970
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/34	5,300	6,141
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/43 (Prerefunded 7/1/22) (3)	1,255	1,378
New Jersey Turnpike Auth., Unrefunded Balance, Series A, 5.00%, 1/1/43	745	813
Rutgers State Univ., Series J, 5.00%, 5/1/25 (Prerefunded 5/1/23) (3)	5,000	5,663
Tobacco Settlement Fin., Series A, 5.00%, 6/1/27	335	422
Tobacco Settlement Fin., Series A, 5.25%, 6/1/46	3,900	4,836
		82,139

New Mexico 0.2%

New Mexico Hosp. Equipment Loan Council, Series A, 4.00%, 8/1/48	5,000	5,840
		5,840

New York 7.2%

Dormitory Auth. of the State of New York, Series D, 4.00%, 2/15/40	3,675	4,464
Dormitory Auth. of the State of New York, Group 4, Series A, 4.00%, 3/15/48	12,000	14,155
Dormitory Auth. of the State of New York, Mount Sinai Hosp., Series A, 5.00%, 7/1/21 (Prerefunded 7/1/20) (3)	150	152
Dormitory Auth. of the State of New York, Mount Sinai Hosp., Series A, 5.00%, 7/1/22 (Prerefunded 7/1/20) (3)	6,000	6,083
Dormitory Auth. of the State of New York, Mount Sinai Hosp., Series A, 5.00%, 7/1/26 (Prerefunded 7/1/20) (3)	4,165	4,223
Dormitory Auth. of the State of New York, Personal Income Tax, Series B, 5.00%, 3/15/32	3,750	4,058
Dormitory Auth. of the State of New York, Personal Income Tax, General Purpose, Series A, 5.00%, 2/15/30	4,850	5,645
Dormitory Auth. of the State of New York, St. John's Univ., Series A, 5.00%, 7/1/44	4,800	5,344
Dormitory Auth. of the State of New York, State Income Tax Revenue, Series C, 5.00%, 3/15/41	7,000	7,309
Dormitory Auth. of the State of New York, Touro College Univ., 5.00%, 1/1/47	14,240	16,727
Hudson Yards Infrastructure, 5.25%, 2/15/47 (Prerefunded 2/15/21) (3)	105	109
Hudson Yards Infrastructure, 5.75%, 2/15/47 (Prerefunded 2/15/21) (3)	5,560	5,825
Hudson Yards Infrastructure, Series A, 5.00%, 2/15/45	2,200	2,708
Hudson Yards Infrastructure, Unrefunded Balance, 5.25%, 2/15/47	2,310	2,405
Hudson Yards Infrastructure, Unrefunded Balance, 5.75%, 2/15/47	3,415	3,566
Long Island Power Auth., 5.00%, 9/1/42	3,000	3,710
Metropolitan Transportation Auth., Series B, 5.25%, 11/15/26 (2)	15,000	19,138
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/30 (Prerefunded 11/15/21) (3)	5,560	5,968
New York City, Series B-1, GO, 5.00%, 10/1/38	1,500	1,886
New York City, Series J, GO, 5.00%, 8/1/31	5,000	5,890

New York City, Series J, GO, 5.00%, 8/1/32	7,500	8,818
New York City Transitional Fin. Auth., Building Aid, Series S-1, 5.00%, 7/15/45	5,000	6,311
New York Liberty Dev., 4 World Trade Center, 5.75%, 11/15/51	26,500	28,700
New York Liberty Dev., Bank of America Tower, 2.625%, 9/15/69	1,275	1,359
New York Liberty Dev., Bank of America Tower, 2.80%, 9/15/69	1,650	1,762
New York State Thruway Auth., Series A, 5.00%, 1/1/51	2,500	2,975
New York State Thruway Auth., Series A, 5.25%, 1/1/56	2,215	2,661
New York State Thruway Auth., Series B, 4.00%, 1/1/45	4,450	5,286
Port Auth. of New York & New Jersey, Series 179, 5.00%, 12/1/38	5,000	5,740
Port Auth. of New York & New Jersey, Consolidated bonds, 4.00%, 9/1/45	3,500	4,184
Port Auth. of New York & New Jersey, Consolidated bonds, 4.00%, 9/1/49	4,860	5,798
Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal, 6.00%, 12/1/42	2,500	2,595
Troy Capital Resource, Forward Deliviery Rensselaer County, 5.00%, 9/1/27 (8)	600	752
Troy Capital Resource, Forward Deliviery Rensselaer County, 5.00%, 9/1/28 (8)	1,000	1,282
Troy Capital Resource, Forward Deliviery Rensselaer County, 5.00%, 9/1/30 (8)	1,000	1,330
Westchester County Local Dev., Pace Univ., Series A, 5.50%, 5/1/42	3,910	4,522
		203,440

North Carolina 2.9%

Charlotte, Charlotte-Douglas Int'l. Airport, 4.00%, 7/1/44	3,900	4,629
Charlotte, Charlotte-Douglas Int'l. Airport, Series A, 5.00%, 7/1/39	7,450	7,546
Charlotte, Charlotte-Douglas Int'l. Airport, Series A, 5.50%, 7/1/34	7,545	7,658
North Carolina Capital Fac. Fin. Agency, Duke Univ., Series B, 5.00%, 10/1/55	6,245	7,463

North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/45	5,000	5,802
North Carolina Medical Care Commission, Wake Forest Baptist, Series A, 5.00%, 12/1/45	8,040	8,658
North Carolina Turnpike Auth., 5.00%, 1/1/27 (2)	920	1,151
North Carolina Turnpike Auth., 5.00%, 1/1/31 (2)	1,000	1,239
North Carolina Turnpike Auth., 5.00%, 1/1/40	12,675	15,950
North Carolina Turnpike Auth., Monroe Expressway Toll, Series A, 5.00%, 7/1/47	4,655	5,450
North Carolina Turnpike Auth., Monroe Expressway Toll, Series A, 5.00%, 7/1/51	3,100	3,614
North Carolina Turnpike Auth., Triangle Expressway, 4.00%, 1/1/55	4,300	4,943
Raleigh-Durham Airport Auth., Series A, 5.00%, 5/1/32 (Prerefunded 5/1/20) (3)	5,000	5,034
Univ. of North Carolina At Chapel Hill, Univ. of North Carolina Hosp., 5.00%, 2/1/45	1,440	2,244
		81,381

North Dakota 0.5%

Grand Forks Health Care, Altru Health Sys., 5.00%, 12/1/32	13,835	14,622
		14,622

Ohio 2.8%

Cuyahoga County, MetroHealth Sys., 5.50%, 2/15/52	8,750	10,518
Cuyahoga County, MetroHealth Sys., 5.50%, 2/15/57	4,315	5,175
Franklin County, Series A, 4.00%, 12/1/44	3,450	4,074
Franklin County, Nationwide Children's Hosp., 5.00%, 11/1/48	8,500	13,616
Franklin County, OPRS Communities, Series A, 6.125%, 7/1/40	2,700	2,978
Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 4.00%, 12/1/38	1,600	1,917
Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 4.00%, 12/1/39	1,665	1,990
Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 4.00%, 12/1/40	1,430	1,705

Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 5.00%, 12/1/46	6,000	7,650
Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 5.00%, 12/1/51	8,750	11,053
Hamilton County, Cincinnati Children's Hosp., 5.00%, 11/15/49	5,000	8,120
Ohio, Series A, 4.00%, 1/15/50	5,200	6,035
Ohio, Series A, 5.00%, 1/15/50	3,500	4,450
		79,281

Oklahoma 0.4%

Oklahoma DFA, OU Medicine, Series B, 5.50%, 8/15/57	1,500	1,854
Oklahoma Turnpike Auth., Series C, 5.00%, 1/1/47	2,500	3,027
Tulsa County Ind. Auth., Montereau, Senior Living Community, 5.25%, 11/15/45	750	862
Tulsa County Ind. Auth., Montereau, Senior Living Community, Series A, 7.125%, 11/1/30 (Prerefunded 5/1/20) (3)	3,000	3,030
Tulsa County Ind. Auth., Montereau, Senior Living Community, Series A, 7.25%, 11/1/40 (Prerefunded 5/1/20) (3)	2,500	2,525
		11,298

Oregon 0.5%

Oregon Fac. Auth., Legacy Health, Series A, 5.00%, 6/1/46	11,000	13,086
		13,086

Pennsylvania 3.3%

Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, Series A, 4.00%, 7/15/37	1,000	1,188
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, Series A, 4.00%, 7/15/38	1,200	1,420
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, Series A, 4.00%, 7/15/39	2,250	2,655
Cumberland County Municipal Auth., Asbury Obligation Group, 5.25%, 1/1/27	1,275	1,346
Montgomery County IDA, Einstein Healthcare, Series A, IDRB, 5.25%, 1/15/45	4,800	5,500

Montgomery County IDA, Einstein Healthcare, Series A, IDRB, 5.25%, 1/15/46	3,000	3,439
Montgomery County IDA, New Regional Medical Center, IDRB, 5.25%, 8/1/33 (Prerefunded 8/1/20) (3)	6,475	6,592
Northampton County General Purpose Auth., Lafayette College, 5.00%, 11/1/47	8,980	11,116
Pennsylvania Fin. Auth., Commonwealth Auth., Tobacco Settlement, 5.00%, 6/1/33	875	1,102
Pennsylvania Higher Ed. Fac. Auth., Temple Univ., First Series, 5.00%, 4/1/32	510	550
Philadelphia Airport, Series A, 5.00%, 6/15/35	16,000	16,171
Philadelphia IDA, Temple Univ., 1st Series 2016, IDRB, 5.00%, 4/1/28	1,800	2,147
Philadelphia IDA, Temple Univ., 1st Series 2017, IDRB, 5.00%, 4/1/29	4,000	4,763
Philadelphia IDA, Temple Univ., 2nd Series 2016, IDRB, 5.00%, 4/1/34	1,825	2,146
Philadelphia IDA, Temple Univ., 2nd Series 2016, IDRB, 5.00%, 4/1/35	8,500	9,961
Philadelphia IDA, Temple Univ., 2nd Series 2016, IDRB, 5.00%, 4/1/36	5,000	5,846
Philadelphia School Dist., Series A, GO, 5.00%, 9/1/44	9,300	11,677
State Public School Building Auth., Philadelphia School Dist., Series A, 5.00%, 6/1/33 (2)	5,000	6,118
		93,737

Puerto Rico 1.1%

Puerto Rico Aqueduct & Sewer Auth., Series A, 5.25%, 7/1/42	3,195	3,450
Puerto Rico Electric Power Auth., Series A-RSA-1, 5.05%, 7/1/42 (10)(11)	60	48
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.00%, 7/1/27 (10)(11)	100	80
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.25%, 7/1/27 (10)(11)	2,500	1,997
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.25%, 7/1/28 (10)(11)	225	180

Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/20 (10)(11)	290	231
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/24 (10)(11)	1,105	880
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/25 (10)(11)	370	294
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/26 (10)(11)	450	358
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/27 (10)(11)	2,640	2,102
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/32 (10)(11)	185	147
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/37 (10)(11)	3,080	2,452
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.00%, 7/1/28 (10)(11)	45	36
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.25%, 7/1/33 (10)(11)	280	224
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.50%, 7/1/18 (10)(11)	240	189
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.25%, 7/1/27 (10)(11)	100	80
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.25%, 7/1/40 (10)(11)	275	220
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.75%, 7/1/36 (10)(11)	215	173
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 3.70%, 7/1/17 (10)(11)	70	53
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.00%, 7/1/17 (10)(11)	120	94
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.00%, 7/1/28 (10)(11)	95	76
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/19 (10)(11)	890	701
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/23 (10)(11)	200	160
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/24 (10)(11)	100	80

Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/26 (10)(11)	2,295	1,833
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.50%, 7/1/34	1,436	1,577
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/27	2,600	2,221
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/29	5,800	4,698
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/31	3,500	2,637
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/33	5,392	3,788
		31,059
Rhode Island 0.0%		
Central Falls Detention Fac., 7.25%, 7/15/35 (6)(11)	4,915	885
		885
South Carolina 0.9%		
Connector 2000 Assoc., Series A, Zero Coupon, 1/1/21 (11)	338	322
Connector 2000 Assoc., Series A, Zero Coupon, 1/1/22 (11)	358	321
Connector 2000 Assoc., Series A-1, Zero Coupon, 1/1/32 (11)	6,663	3,255
Connector 2000 Assoc., Series A-1, Zero Coupon, 1/1/42 (11)	11,189	2,643
Connector 2000 Assoc., Series A-1, Zero Coupon, 7/22/51 (11)	14,590	1,546
Connector 2000 Assoc., Series B-1, Zero Coupon, 1/1/32 (11)	1,966	624
Connector 2000 Assoc., Series B-1, Zero Coupon, 7/22/51 (11)	10,109	633
Connector 2000 Assoc., Series C-1, Zero Coupon, 7/22/51 (11)	1,569	84
South Carolina Jobs-Economic Dev. Auth., Acts Retirement-Life Community, Series C, 5.00%, 11/15/47	2,325	2,736
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/35	2,000	2,491
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/37	5,000	6,174

South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/43	4,675	5,686
		26,515
South Dakota 1.1%		
South Dakota HEFA, Avera Health, Series A, 5.00%, 7/1/42 (Prerefunded 7/1/21) (3)	12,805	13,508
South Dakota HEFA, Sanford Health, Series E, 5.00%, 11/1/37	1,770	1,922
South Dakota HEFA, Sanford Health, Series E, 5.00%, 11/1/42	13,065	14,132
		29,562
Tennessee 2.3%		
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series A, 5.00%, 7/1/35	1,725	2,139
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series A, 5.00%, 7/1/37	3,500	4,301
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series A, 5.00%, 7/1/44	1,075	1,303
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/35	2,675	3,237
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/40	7,265	8,710
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/46	8,415	9,969
Metropolitan Nashville Airport, Series A, 4.00%, 7/1/49	1,400	1,666
Metropolitan Nashville Airport, Series A, 4.00%, 7/1/54	2,000	2,368
Metropolitan Nashville Airport, Series A, 5.00%, 7/1/44	2,500	3,280
Metropolitan Nashville Airport, Series A, 5.00%, 7/1/49	3,000	3,912
Metropolitan Nashville Airport, Series A, 5.00%, 7/1/54	6,700	8,692
Tennessee Energy Acquisition, VRDN, 4.00%, 11/1/49 (Tender 11/1/25)	5,750	6,595
Tennessee Energy Acquisition, Goldman Sachs, Series A, 5.25%, 9/1/24	8,100	9,480
		65,652

Texas 9.2%

Austin Airport, Series A, 5.00%, 11/15/41	6,845	8,391
Austin Airport, Series A, 5.00%, 11/15/46	2,000	2,438
Austin Convention Enterprises, Convention Center, 1st Tier, Series A, 5.00%, 1/1/27	2,600	3,188
Austin Convention Enterprises, Convention Center, 1st Tier, Series A, 5.00%, 1/1/34	1,400	1,681
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/25	630	726
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/26	600	708
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/27	1,000	1,205
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/28	360	433
Central Texas Regional Mobility Auth., 5.00%, 1/1/33	2,000	2,205
Central Texas Regional Mobility Auth., 5.00%, 1/1/42	12,780	14,053
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/43	2,700	2,967
Dallas/Fort Worth Int'l. Airport, Series C, 5.00%, 11/1/45	10,000	10,651
Dallas/Fort Worth Int'l. Airport, Series D, 5.25%, 11/1/25	4,805	5,169
Dallas/Fort Worth Int'l. Airport, Series G, 5.00%, 11/1/28	7,000	7,195
Fort Bend County IDC, NRG Energy, Series A, 4.75%, 5/1/38	3,000	3,238
Grand Parkway Transportation, 4.00%, 10/1/45	5,000	5,950
Harris County Cultural Ed. Fac. Fin., Brazos Presbyterian Hosp., Series B, 7.00%, 1/1/43 (Prerefunded 1/1/23) (3)	3,000	3,505
Harris County Cultural Ed. Fac. Fin., Houston Methodist Hosp., 5.00%, 12/1/45	7,000	8,143
Harris County Cultural Ed. Fac. Fin., Methodist Hosp., Series C-1, VRDN, 1.22%, 12/1/24	900	900
Houston Airport, Series D, 5.00%, 7/1/35	6,380	8,148
Joint Guadalupe County - Seguin Hosp., 5.00%, 12/1/45	2,600	2,854
Joint Guadalupe County - Seguin Hosp., 5.25%, 12/1/35	2,400	2,714
Lower Colorado River Auth., LCRA Transmission Services, Series A, 5.00%, 5/15/30	3,885	4,068

Lower Colorado River Auth., LCRA Transmission Services, Series A, 5.00%, 5/15/31	3,100	3,246
New Hope Cultural Ed. Fac. Fin., CHF Stephenville III - Tarleton State Univ., Series A, 5.00%, 4/1/30	300	338
New Hope Cultural Ed. Fac. Fin., CHF Stephenville III - Tarleton State Univ., Series A, 5.00%, 4/1/47	3,310	3,651
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/32	750	854
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/39	1,000	1,123
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.25%, 10/1/49	2,255	2,541
North Texas Tollway Auth., Series A, 5.00%, 1/1/27	2,250	2,601
North Texas Tollway Auth., Series A, 5.00%, 1/1/39	6,110	7,360
North Texas Tollway Auth., Series A, 5.50%, 9/1/41 (Prerefunded 9/1/21) (3)	9,000	9,623
North Texas Tollway Auth., First Tier, 6.00%, 1/1/38 (Prerefunded 1/1/21) (3)	12,000	12,515
North Texas Tollway Auth., First Tier, Series A, 5.00%, 1/1/43	2,750	3,435
North Texas Tollway Auth., First Tier, Series A, 5.00%, 1/1/48	12,500	15,521
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/28	1,000	1,207
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/31	1,835	2,192
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/37	1,700	2,003
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/40	2,650	3,101
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/46	5,395	6,278
Tarrant County Cultural Ed. Fac. Fin., Cook's Children's Medical, 4.00%, 12/1/45	15,520	18,406
Tarrant County Cultural Ed. Fac. Fin., Edgemere - Northwest Senior High School, Series A, 5.00%, 11/15/45	3,620	3,801
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources Sys., Series A, 5.00%, 2/15/41	5,240	6,323
Tarrant County Cultural Ed. Fac. Fin., Taxes Health Resources Sys., Series A, 5.00%, 2/15/47	13,365	15,968

Texas IDC, NRG Energy, Series 2012, 4.125%, 12/1/45	1,270	1,353
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Senior Lien, Series A, 5.25%, 12/15/25	1,000	1,216
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Senior Lien, Series D, 6.25%, 12/15/26	6,790	8,081
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/29	8,200	9,037
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/31	5,000	5,497
Texas Transportation Commission, First Tier Toll, 5.00%, 8/1/57	5,260	6,453
Travis County Health Fac. Dev., Unrefunded Balance, Westminster Manor, 7.00%, 11/1/30	55	57
Travis County Health Fac. Dev., Westminster Manor, 7.00%, 11/1/30 (Prerefunded 11/1/20) (3)	805	837
Travis County Health Fac. Dev., Westminster Manor, 7.125%, 11/1/40 (Prerefunded 11/1/20) (3)	2,000	2,081
		257,229
Utah 0.3%		
Murray City, IHC Health Services, Series B, VRDN, 1.21%, 5/15/37	1,100	1,100
Salt Lake City Airport, Series B, 5.00%, 7/1/42	1,000	1,234
Salt Lake City Airport, Series B, 5.00%, 7/1/47	4,475	5,483
		7,817
Virgin Islands 0.2%		
Virgin Islands PFA, Series A, 6.75%, 10/1/37	5,000	5,009
		5,009
Virginia 2.3%		
Chesapeake Bay Bridge & Tunnel Dist., 1st Tier General Resolution, 5.00%, 7/1/46	5,840	6,957
Chesapeake Bay Bridge & Tunnel Dist., 1st Tier General Resolution, 5.00%, 7/1/51	3,395	4,027
Fairfax County Economic Dev. Auth., Silver Line Phase I, 4.00%, 4/1/33	8,955	10,281

Fairfax County Economic Dev. Auth., Silver Line Phase I, 4.00%, 4/1/36	8,500	9,715
Fairfax County IDA, Inova Health, IDRB, 5.00%, 5/15/40	5,000	5,398
Fairfax County IDA, Inova Health, IDRB, Series A, 4.00%, 5/15/48	335	390
Hampton Roads Transportation Accountability Commission, Series A, 5.50%, 7/1/57	12,000	15,365
Henrico County Economic Dev. Auth., Bon Secours Health Sys., 5.00%, 11/1/30 (Prerefunded 11/1/22) (3)	2,500	2,773
James City County Economic Dev. Auth., Windsormeade United Methodist Homes, Series A, 2.00%, 10/1/48 (6)	803	70
James City County Economic Dev. Auth., Windsormeade United Methodist Homes, Series A, 6.00%, 6/1/43	3,509	3,516
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/33	1,000	1,207
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/36	2,900	3,480
		63,179
Washington 0.9%		
Washington, Series C, GO, 5.00%, 2/1/39	10,565	14,003
Washington, Motor Vehicle Tax, Series C, GO, 5.00%, 6/1/29	7,000	7,370
Washington Health Care Fac. Auth., Commonspirit Health, Series A, 5.00%, 8/1/44	2,400	2,986
		24,359
West Virginia 0.0%		
Monongalia County Commission, Univ. Town Center, Series A, 5.50%, 6/1/37 (1)	425	483
Monongalia County Commission, Univ. Town Center, Series A, 5.75%, 6/1/43 (1)	425	484
		967
Wisconsin 0.3%		
Wisconsin PFA, Retirement Housing Foundation Obligation Group, Series B, 5.00%, 11/15/29	1,475	1,845

Wisconsin PFA, Retirement Housing Foundation Obligation Group, Series B, 5.00%, 11/15/30	1,500	1,887
Wisconsin PFA, Searstone Retirement Community, Series A, 5.20%, 6/1/37	2,000	2,137
Wisconsin PFA, Searstone Retirement Community, Series A, 5.30%, 6/1/47	1,300	1,389
Wisconsin PFA, Searstone Retirement Community, Series A, 5.375%, 6/1/52	1,700	1,817
		9,075
Total Investments in Securities		
99.3% of Net Assets (Cost $2,556,733)		**$ 2,790,139**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $26,131 and represents 0.9% of net assets.
(2) Insured by Assured Guaranty Municipal Corporation
(3) Prerefunded date is used in determining portfolio maturity.
(4) Insured by National Public Finance Guarantee Corporation
(5) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(6) Security is in default or has failed to make a scheduled interest and/or principal payment.
(7) Insured by AMBAC Assurance Corporation
(8) When-issued security
(9) Escrowed to maturity
(10) Issuer is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(11) Non-income producing

3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
CDA Community Development Administration/Authority
DFA Development Finance Authority
EFA Educational Facility Authority
FRN Floating Rate Note
GO General Obligation
HCFFA Health Care Facilities Financing Authority
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDC Industrial Development Corporation
IDRB Industrial Development Revenue Bond
PFA Public Finance Authority/Agency
PIK Payment-in-kind

The accompanying notes are an integral part of these financial statements.

February 29, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities. The fund has three classes of shares: the Tax-Free Income Fund (Investor Class), the Tax-Free Income Fund–Advisor Class (Advisor Class), and the Tax-Free Income Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance Effective March 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On February 29, 2020, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $464,178,000 and $272,914,000, respectively, for the year ended February 29, 2020.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and differences between book/tax amortization policies. For the year ended February 29, 2020, the following reclassification was recorded:

Distributions during the years ended February 29, 2020 and February 28, 2019, were characterized for tax purposes as follows:

At February 29, 2020, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended February 29, 2020, the fund utilized $2,520,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At February 29, 2020, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 29, 2020, expenses incurred pursuant to these service agreements were $74,000 for Price Associates and $388,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 29, 2020, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of February 29, 2020.

NOTE 6 - OTHER MATTERS

Early in 2020, the spread of the coronavirus outbreak has emerged as a key theme for global financial markets. The wide variability in outcomes regarding the outbreak has led to higher levels of market uncertainty. Certain areas of the market have been impacted disproportionately by the spread of the virus and the ensuing disruption in global supply chains, especially travel- and manufacturing-dependent industries.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Tax-Free Income
Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Free Income Fund, Inc. (the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 20, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$18,000 from short-term capital gains.

■	$84,106,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, as defined in Section 2(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [186]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to February 2019)

Ronald J. Daniels (1959) 2018 [186]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [186]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to December 2019); Member, Independent Directors Council Governing Board (2017 to December 2019); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2013 [186]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [186]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [186]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 1992 [186]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INSIDE DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [186]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [186]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the inside directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth)
Position Held With Tax-Free
Income Fund	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Assistant Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (to 2015)

Sarah J. Engle (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Charles B. Hill, CFA (1961) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James T. Lynch, CFA (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Konstantine B. Mallas (1963) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Hugh D. McGuirk, CFA (1960) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Timothy G. Taylor, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,586,000 and $2,391,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Income Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 20, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 20, 2020